Exhibit 10.4

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of September 15, 2025, and shall be effective as of the Closing (defined below), by and among (i) ESH Acquisition Corp., a Delaware corporation (“Company” or the “SPAC”), (ii) ESH Sponsor LLC, a Delaware limited liability company (the “Sponsor”), (iii) I-Bankers Securities, Inc., (“I-Bankers”), (iv) Dawson James Securities Inc. (“Dawson”), (v) The Original Fit Factory Holdings Inc., a Delaware corporation (“PubCo”), (v) The Original Fit Factory, Ltd., a company registered in Scotland with registration number SC541304 (the “Target Company”), and (vi) the undersigned individuals, each of whom is a member of the Company’s board of directors and/or management team and who, along with the Sponsor and other transferees of the applicable Company securities, is referred to as an “Insider” pursuant to the terms of the Letter Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Letter Agreement (as defined below) (and if such term is not defined in the Original Letter Agreement, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, Company, the Sponsor and the other undersigned Insiders are parties to that certain Letter Agreement, dated as of June 13, 2023 (the “Original Letter Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to their Common Stock that they may have in connection with the consummation of the proposed Business Combination, (ii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares (although they will be entitled to liquidating distributions from the trust account with respect to any Offering Shares), (iii) vote any Common Stock owned by it, him or her in favor of any proposed Business Combination for which the Company seeks approval, and (iv) certain transfer restrictions with respect to the Founder Shares and Private Placement Warrants (and the Common Stock underlying such Private Placement Warrants);

WHEREAS, on or about the date hereof, the Company, PubCo, the Target Company, and The Original Fit Factory Acquisition Inc., a Delaware corporation and a direct wholly owned Subsidiary of PubCo (“Merger Sub”) entered into that certain Business Combination Agreement (the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, among other matters, upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”): (a) in accordance with the General Corporation Law of the State of Delaware, as amended (“DGCL”), Merger Sub shall merge with and into SPAC, with SPAC surviving the Merger as the surviving entity and a wholly owned subsidiary of PubCo (the “Merger”) and (b) PubCo will acquire all of the Company Securities in exchange for shares of common stock, par value $0.0001 per share, of PubCo (“PubCo Common Stock”), such that the Company becomes a wholly owned subsidiary of PubCo and the securityholders of the Company become securityholders of PubCo (the “Share Exchange”) and (c) the Pre-Closing Reorganization shall have been consummated;

WHEREAS, the parties hereto desire to amend the Original Letter Agreement (i) to add Pubco and the Target Company as parties to the Letter Agreement, (ii) to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including without limitation the issuance of shares of Pubco Common Stock and Pubco Warrants in exchange for the Company’s Common Stock and Warrants, respectively and issuance of shares of Pubco Common Stock in exchange for the Company Securities, and (iii) to amend the terms of the lock-up set forth in Section 5 of the Original Agreement; and

WHEREAS, pursuant to Section 12 of the Original Letter Agreement, the Original Letter Agreement can be amended with the written consent of all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of PubCo and the Target Company as Parties to the Letter Agreement. The parties hereby agree to add PubCo and the Target Company as parties to the Letter Agreement. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of the Company under the Letter Agreement shall be, and hereby are, assigned and delegated to PubCo as if it were the original “Company” party thereto, and (ii) all references to the Company under the Letter Agreement relating to periods from and after the Closing shall instead be a reference to PubCo. By executing this Amendment, PubCo hereby agrees to be bound by and subject to all of the terms and conditions of the Letter Agreement, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to the Letter Agreement. The Parties hereby agree to the following amendments to the Letter Agreement:

(a) The defined terms in this Amendment, including without limitation in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Letter Agreement as if they were set forth therein.

(b) The parties hereby agree that (i) the terms “Offering Shares,” “Class A Common Stock,” “Class B Common Stock,” “Common Stock,” and “Founder Shares”, as used in the Letter Agreement shall include without limitation any and all shares of PubCo Common Stock into which any such securities will convert in the Merger, and (ii) the terms “Private Placement Warrants” and “Working Capital Warrants” shall include without limitation any and all PubCo Private Warrants into which such securities will convert in the Merger. The parties further agree that from and after the Closing, any reference in the Letter Agreement to the term “Private Placement Warrants” will instead refer to PubCo Private Warrants (and any warrants of PubCo or any successor entity issued in consideration of or in exchange for any of such warrants).

(c) Effective upon the Closing, Section 7(a) of the Original Letter Agreement is hereby deleted in its entirety and replaced with the following:

“(a) The Sponsor and each Insider agrees that it, he or she shall not Transfer any Founder Shares until the earlier of (A) six months after the date of the completion of the Company’s initial Business Combination or (B) subsequent to the consummation of an initial Business Combination, the date on which PubCo consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock of PubCo Common Stock for cash, securities, or other property.”

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Letter Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Letter Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Letter Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Letter Agreement, including without limitation Section 12 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Sincerely,

ESH SPONSOR LLC

By:	/s/ Jonathan Morris
Name:	Jonathan Morris
Title:	Chief Executive Officer

ESH ACQUISITION CORP.

By:	/s/ James Francis
Name:	James Francis
Title:	Chief Executive Officer

THE ORIGINAL FIT FACTORY HOLDINGS INC.

By:	/s/ David Weir
Name:	David Weir
Title:	President and Secretary

THE ORIGINAL FIT FACTORY, LTD.

By:	/s/ David Weir
Name:	David Weir
Title:	Director

/s/ James Francis
Name:	James Francis

/s/ Jonathan Morris
Name:	Jonathan Morris

/s/ Allen Weiss
Name:	Allen Weiss

/s/ Christopher Ackerley
Name:	Christopher Ackerley

/s/ Christina Francis
Name:	Christina Francis

/s/ Jonathan Gordon
Name:	Jonathan Gordon

/s/ Thomas Wolber
Name:	Thomas Wolber

Accepted and agreed:

I-BANKERS SECURITIES, INC.

By:	/s/ Matt McCloskey
Name:	Matt McCloskey
Title:	Head of Equity Capital Markets

DAWSON JAMES SECURITIES INC.

By:	/s/ Robert D. Keyser, Jr.
Name:	Robert D. Keyser, Jr.
Title:	CEO

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